FINANCIAL INVESTORS TRUST

The Disciplined Growth Investors Fund
(the “Fund”)

SUPPLEMENT DATED DECEMBER 16, 2019 TO THE PROSPECTUS AND STATEMENT
OF ADDITIONAL INFORMATION DATED AUGUST 31, 2019

Effective immediately, Nick Hansen has been promoted to Lead Portfolio Manager at Disciplined Growth Investors, Inc., the Fund’s Adviser, and now serves as a portfolio manager of the Fund. Fred Martin and Rob Nicoski each continue in their roles as the Fund’s portfolio managers.

Additionally, Scott Link no longer serves as a portfolio manager of the Fund. Accordingly, all references to Scott Link in the Fund’s Prospectus and Statement of Additional Information are removed. Scott Link continues to be an employee of Disciplined Growth Investors, Inc.

Prospectus

The following information is hereby added to the end of the section titled “PORTFOLIO MANAGER(S)” in the Summary section of the Prospectus:

Nick Hansen, CFA, CAIA, Lead Portfolio Manager of DGI. Fund manager since December 2019.

The following information is added to the end of the section titled “The Portfolio Managers” of the Prospectus with respect to the Fund:

Nick Hansen, CFA, CAIA

Nick has been with DGI since 2006. Fund manager since December 2019.

Statement of Additional Information

The following information is added under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed by Portfolio Managers” of the Statement of Additional Information with respect to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Managers	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Nick Hansen**	0	0	1	$52 MM	151	$5,870 MM

**	Information provided as of October 31, 2019.

The following information replaces in its entirety the section under the heading/subheading “PORTFOLIO MANAGERS/Portfolio Manager Compensation” of the Statement of Additional Information with respect to the Fund:

Portfolio Manager Compensation

Fred Martin has a compensation package that is a combination of base salary and the firm’s revenues and profits. Both Nick Hansen and Rob Nicoski have a compensation package consisting of a base salary, incentive and bonus compensation. Incentive and bonus compensation are based upon the relative and absolute performance of the small cap and mid cap equity composites of the firm, their contribution to the performance of the composites, and the financial performance of the firm. Investment performance bonuses are not directly based on Fund pre- or post-tax performance. Investment performance bonuses are weighted 50% to absolute performance and 50% to performance as compared to a relevant set of benchmarks for each composite:

DGI Composite:	Benchmark(s):
Mid Cap Growth	Russell Mid Cap Growth, S&P 500
Small Cap Growth	Russell 2000, Russell 2000 Growth
Balanced Growth	S&P 500

Investment performance bonuses are calculated for each calendar year.

The following information replaces in its entirety the table under the section under the heading/subheading “PORTFOLIO MANAGERS/Ownership of Securities” of the Statement of Additional Information with respect to the Fund:

Ownership of Securities

The table below identifies beneficial ownership of Fund securities by each Portfolio Manager as of April 30, 2019, and with respect to Mr. Hansen, as of October 31, 2019.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Fred Martin	$500,001 - $1,000,000
Rob Nicoski	$100,001 - $500,000
Nick Hansen	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE